Exhibit 10.69

AMENDMENT NO. 7 TO STRATEGIC INVESTMENT AGREEMENT

THIS AMENDMENT NO. 7 TO STRATEGIC INVESTMENT AGREEMENT (the “Amendment”) dated as of November 30, 2010 (the “Amendment Effective Date”) between Stratus Media Group, Inc., a Nevada corporation (“SMGI”), and ProElite, Inc., a New Jersey corporation (the “Company” or “ProElite”) is made with reference to the following:

A.           The Company and SMGI entered into that certain Strategic Investment Agreement dated as of October 9, 2009 (the “Agreement”) pursuant to which the Company agreed to sell and SMGI agreed to purchase shares of the Company’s preferred stock.  The Agreement was amended pursuant to an Amendment dated as of January 26, 2010 (the “First Amendment”) and an Amendment dated as of March 30, 2010 (the “Second Amendment”) and an Amendment dated as of May 12, 2010 (the “Third Amendment”), and an Amendment dated as of June 29, 2010 (the “Fourth Amendment”), and an Amendment dated July 30, 2010 (the “Fifth Amendment”), and an Amendment dated October 30, 2010 (the “Sixth Amendment”). Defined terms not defined herein shall have the meanings ascribed to them in the Agreement.

B.           The Parties wish to amend the Agreement, as amended, on the terms set forth below.

ARTICLE I.

AMENDMENT OF AGREEMENT

Section 7.1 of the Agreement is hereby amended as follows:

“(a) If the terms of paragraph (b) immediately below are timely satisfied, then the term “Outside Date” in Section 7.1 shall mean March 31, 2011; otherwise, the meaning of “Outside Date” shall remain unchanged from its meaning under the Agreement as amended by the First, Second, Third, Fourth, Fifth, and Sixth Amendments.”

“(b)  The extension of the Closing provided for herein is subject to and conditioned on the following: (i) SMGI shall have paid and advanced sufficient funds to all required audit personnel, including Gumbiner Savett Inc. (“Gumbiner”), in order to cause Gumbiner to complete the necessary review and audit of the Company’s financial statements; (ii) SMGI shall have fulfilled its obligations pursuant to the Agreement, as amended by the First, Second, Third, Fourth, Fifth, and Sixth Amendments, including, without limitation, as to providing funding as required therein, which shall include payment to Company in the amount of $66,790 upon execution hereof, however, no later than December 17, 2010; $15,000 to Doug DeLuca for reimbursement of legal fees paid, to be paid no later than March 15, 2010; (iii) SMGI shall pay $22,250 to ProElite or directly to its D&O insurance policy provider, specifically for payment of its 2011 ProElite D&O Policy, which shall be paid no later than December 31, 2010, which 2011 ProElite D&O policy will be provided to the ProElite board of directors and to Charles Champion for review and shall be subject to prior approval by the ProElite board of directors and Charles Champion; (iv) SMGI shall pay the balance due under the Company D&O policy and/or its D&O Insurance Policy Financing Agreement to Company or directly to its D&O insurance policy provider in a timely manner, (a copy of said Financing Agreement shall be provided to Company and the members of the Board of Director of Company upon execution hereof); and (v) SMGI shall provide timely funding pursuant to the specific dates and amounts as set forth in Exhibit A, attached hereto and incorporated herein by reference; and

(c) SMGI shall continue to permit Charles Champion to communicate with Company personnel in connection with the reasonable exercise of his duties under the Agreement, as amended by the First, Second, Third, Fourth, Fifth, and Sixth Amendments; and

(d) Commencing immediately, SMGI shall cause all persons who currently have any access, privileges or other banking rights (including control, power of attorney, signature rights, withdrawal or transfer rights, authorization or other) (“Account Rights”) to or over any ProElite bank, money market or cash accounts (“Accounts”) to have such Account Rights terminated, and only Anna Yergat to have the Account Rights with respect to all ProElite Accounts, however, notwithstanding the foregoing, so long as SMGI is in compliance with the Agreement as amended, Paul Feller shall be granted limited rights to access the ProElite Accounts online, solely for the purpose to view ProElite Account balances by way of computer online commercial electronic office portal access (“Online Balance Access Rights”); and

(e) As long as SMGI is in compliance with the Agreement as amended, Company shall provide 24-hour advance notice (“Notice”) to SMGI of all payments to be issued from the ProElite Accounts, (other than the scheduled payments attached hereto as Exhibit A (“Scheduled Payments”)). Upon Notice, SMGI shall have the right to approve (which approval shall not be unreasonably withheld, delayed or conditioned), any payment issued from the ProElite Accounts (other than the Scheduled Payments), if the payment is in excess of ten thousand dollars ($10,000); and

(f) If SMGI fails to timely pay ProElite the amounts required under Exhibit A to be provided from SMGI to ProElite in order for ProElite to make the Scheduled Payments, then in addition to all other remedies available, all SMGI payment approval rights and Paul Feller’s Online Balance Access Rights shall automatically be terminated until cured.”

ARTICLE II.

EFFECT OF AMENDMENT

Except as expressly provided herein, all of the terms of the Agreement, as amended by the First, Second, Third, Fourth, Fifth and Sixth Amendments, shall remain in full force and effect.

IN WITNESS WHEREOF the Parties have executed this Amendment effective as of the Amendment Effective Date.

PROELITE, INC.

By:
Name: Charles Champion
Title

STRATUS MEDIA GROUP, INC.

By:
Name: Paul Feller
Title: President

EXHIBIT A

ProElite, Inc. - Cash Analysis – December 2010

December 1, 2010 – December 31, 2010

Scheduled Payments
Payroll 1st half of Month		-23600
Payroll 2nd half of Month		-23600

Health Insurance		-1550
Telephone/DSL/fax current		-900
Bank fees		-250
Employee expenses		-1000
TJ Consulting Fee		-5000
Miscellaneous		-500
Water/coffee		-150
Storage		-200
Office Supplies		-200
Equipment Maintenance		-400
Parking		-1440
Rent		-8000
D&O Insurance Installment		-22,2500

Total:	$89,040

Amount to be paid to ProElite no later than December 17, 2010:     $66,790

ProElite, Inc. - Cash Analysis - January, 2011

Scheduled Payments
Payroll 1st half	-23600
Payroll 2nd half	-23600

Health Insurance	-1550

Telephone/DSL/fax current	-900
Bank fees	-250
Employee expenses	-1000
TJ Consulting Fee	-5000
Miscellaneous	-500
Water/coffee	-150
Storage	-200
Office Supplies	-200
Office Equipment Maintenance	-400
Parking	-1440
Rent	-8000

Total:	$66,790

Amount to be paid no later than February 11, 2011:     $23,600

Amount to be paid no later than February 11, 2011:     $33,190

Total:	$66,790

ProElite, Inc. - Cash Analysis - February, 2011

Scheduled Payments
Payroll 1st half	-23600
Payroll 2nd half	-23600

Health Insurance	-1550

Telephone/DSL/fax current	-900
Bank fees	-250
Employee expenses	-1000
TJ Consulting Fee	-5000
Miscellaneous	-500
Water/coffee	-150
Storage	-200
Office Supplies	-200
Office Equipment Maintenance	-400
Parking	-1440
Rent	-8000

Total:	$66,790

Amount to be paid to ProElite no later than February 11, 2011:   $43,190

Amount to be paid to ProElite no later than February 15, 2011:  $23,600

ProElite, Inc. - Cash Analysis - March, 2011

Scheduled Payments
Payroll 1st half		-23600
Payroll 2nd half		-23600
Mannatt Phelps		-10000
Health Insurance		-1550
Telephone/DSL/fax current		-900
Bank fees		-250
Employee expenses		-1000
TJ Consulting Fee		-5000
Miscellaneous		-500
Water/coffee		-150
Storage		-200
Office Supplies		-200
Office Equipment Maintenance		-400
Parking		-1440
Rent		-8000
ProElite Malaysia		-27000
PE Office Equipment		-11050
Doug Deluca		-15,000
	Total	$129,840

Amount to be paid to ProElite no later than March 1, 2011:           $43,190
Amount to be paid to ProElite no later than March 15, 2011:         $86,650
                                                                                          Total:             $129,840